BARRETT INTERNATIONAL SHARES

--------------------------------------------------------------------------------




                                  ANNUAL REPORT

                                 MARCH 31, 1999

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   BARRETT INTERNATIONAL SHARES ARE A CLASS OF THE SCUDDER INTERNATIONAL FUND


Board of Directors

DANIEL PIERCE                       Chairman of the Board and Director
PAUL BANCROFT III                   Director; Venture Capitalist and Consultant
SHERYLE J. BOLTON                   Director; Chief Executive Officer, Scientific Learning Corporation
WILLIAM T. BURGIN                   Director; General Partner, Bessemer Venture Partners
KEITH R. FOX                        Director; President, Exeter Capital Management Corporation
WILLIAM H. LUERS                    Director; Chairman and President of the U.N. Association of the U.S.A.
KATHRYN L. QUIRK                    Director; Vice President and Assistant Secretary
JOAN SPERO                          Director; President, Doris Duke Charitable Foundation

-------------------------------------------------------------------------------------------------------------

Honorary Director

THOMAS J. DEVINE                    Honorary Director; Consultant
WILLIAM H. GLEYSTEEN, JR.           Honorary Director; Consultant; Guest Scholar, Brookings Institute
WILSON NOLEN                        Honorary Director; Consultant
ROBERT G. STONE, JR.                Honorary Director; Chairman Emeritus and Director, Kirby Corporation

-------------------------------------------------------------------------------------------------------------

Officers

NICHOLAS BRATT*                     President
ELIZABETH J. ALLAN*                 Vice President
IRENE T. CHENG*                     Vice President
JOYCE E. CORNELL*                   Vice President
SUSAN E. DAHL*                      Vice President
PHILIP S. FORTUNA*                  Vice President
CAROL L. FRANKLIN*                  Vice President
EDMUND B. GAMES, JR.*               Vice President
THERESA GUSMAN*                     Vice President
THOMAS W. JOSEPH*                   Vice President
ANN M. McCREARY*                    Vice President
SHERIDAN REILLY*                    Vice President
SHAHRAM TAJBAKHSH*                  Vice President
JOHN R. HEBBLE*                     Treasurer
RICHARD W. DESMOND*                 Assistant Secretary
CAROLINE PEARSON*                   Assistant Secretary
                                                 *Scudder Kemper Investments, Inc.

Dear Shareholders:

         We are pleased to provide you with the March 31, 1999 annual report for the Barrett International Shares, a class of shares of Scudder International Fund (the "Fund").

         Significant changes have taken place in the international markets during the past twelve months. In Europe, the launch of the new currency has been just one of several catalysts fueling positive changes in the corporate culture. In Asia, the economic crisis has forced many corporations to begin the long overdue process of restructuring, and has prompted some of the region's governments to initiate meaningful reforms. And throughout the entire world, the forces of deflation and intensifying competition have compelled a myriad of companies to re-examine the way they do business. Although the process of change has often been a source of significant market volatility, it has also presented astute investors with the opportunity to build positions in stocks that are likely to benefit from the ongoing evolution of the global business environment.

         During this challenging period, the Fund's management team used an approach that balanced individual stock selection and top-down country and industry analysis to withstand significant market volatility. By focusing on stocks poised to benefit from the ongoing process of restructuring in Europe, as well as companies in Japan that are just beginning to recognize the importance of shareholder value, the Fund was able to beat its benchmark and demonstrate resilience when the markets were falling. For more information on the Fund's investment strategy, please turn to the Portfolio Management Discussion on page 5.

         Thank you for your investment in the Barrett International Shares. Should you have any questions regarding your investment, please call us at 1-800-854-8525.

         Sincerely,

         /s/Daniel Pierce

         Daniel Pierce
         President

Portfolio Summary

March 31, 1999

------------------------------
Geographical

(Excludes 4% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Europe                         69%
      Japan                          21%
      Pacific Basin                   8%
      Canada                          1%
      Latin America                   1%
   --------------------------------------
                                    100%
   --------------------------------------

Fund management increased the portfolio's weighting in Japan and the Pacific Basin while reducing its holdings in Europe.


-------------------------------
 Sectors

 (Excludes 4% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Manufacturing                  18%
      Financial                      18%
      Technology                     10%
      Communications                 10%
      Energy                          7%
      Service Industries              7%
      Consumer Staples                6%
      Health                          5%
      Media                           5%
      Other                          14%
   --------------------------------------
                                    100%
   --------------------------------------

Sector   weightings   are  largely  the  result  of   decisions  we  make  on  a
stock-by-stock basis.


-----------------------------
  Ten Largest Equity Holdings

 (18% of Portfolio)
-----------------------------

    1. Telecom Italia SpA
       Telecommunication services

    2. Nokia AB
       Manufacturer of telecommunication systems and equipment

    3. Reuters Group plc
       International news and information organization

    4. Hoechst AG
       Chemical producer

    5. Mannesmann AG
       Manufacturer of diversified industrial
       products

    6. Elf Aquitaine SA
       Petroleum company

    7. SmithKline Beecham plc
       Manufacturer of ethical drugs and healthcare products

    8. Rio Tinto plc
       Mining company

    9. Pearson plc
       Diversified media and entertainment holding company

   10. Shell Transport & Trading plc
       Petroleum company

The Fund's top holdings reflect the opportunities available in European companies that are restructuring and cutting costs.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                         Portfolio Management Discussion

In the following interview, Portfolio Manager Irene Cheng discusses the Fund's strategy and the market environment during the twelve-month period ended March 31, 1999.

Q: The past twelve months have been an extremely interesting time in the overseas markets. In your view, what have been the key drivers of market performance in this period?

A: The investment landscape has changed considerably in recent months. Once the emerging markets crises dissipated, European stocks rebounded sharply as investors refocused their attention on the potential benefits of the new currency, the euro. Anticipation of a new wave of merger and restructuring activity, increased economic integration, and greater efficiency combined to fuel expectations for stronger growth in the region. By early 1999, however, equity valuations fully reflected these developments.

As a result, the markets were vulnerable when new concerns arose in mid-January. Investors became nervous when the outlook for economic growth and corporate profits deteriorated, which in turn led to weakness in the euro. Growth estimates were revised downward, with most countries' GDP forecasts falling under 2.0%. At the same time, the German market came under pressure due in part to the policies of the country's left-wing finance minister, Oskar Lafontaine. While the markets rallied following his resignation, the combination of political and economic difficulties led to negative investor sentiment in the first quarter.

Q: How did these developments affect your weighting in European stocks?

A: We elected to take profits on a stock-by-stock basis in companies whose valuations had begun to look less attractive. For instance, we pared our position in German utilities, which faced uncertainty regarding taxes and regulation. In addition, trimmed our position in telecom stocks, which began to appear fully valued following a strong run-up in 1998. As bottom-up stockpickers, one of our areas of focus was consolidation activity, which continues to provide opportunities despite a sluggish economy. General Electric Co. plc, a defense company and a holding in the portfolio, announced the sale of its Marconi division to British Aerospace. In the leisure goods arena, LVMH, another portfolio holding, acquired a position in Gucci and later bid for the entire company. Telecom Italia, one of our telecommunications stocks, has received offers from Olivetti and Deutsche Telekom. We expect to see further merger and acquisition activity as the year progresses.

Q: After performing poorly for most of the reporting period, Japanese stocks came to life in the first quarter of 1999. To what do you attribute this change of direction?

A: Investors are beginning to realize that Japan has finally begun to take meaningful steps toward resolving its financial crisis. We are seeing positive indications that both the public and private sectors have made a commitment to change. The government implemented a reform package designed to help the banking system, and has attached important conditions for the banks to meet in order to receive public funds. For instance, they are requiring improved levels of profitability, aggressive restructuring, and full bad debt disclosure. In addition, the authorities have lowered interest rates to an effective level of 0%, and provided a massive fiscal stimulus package. Over time, we expect that these initiatives will lead to a positive investment backdrop in Japan by helping to alleviate the country's credit crunch.

Stocks have also benefited from private sector reforms; most notably, the shift from a business model that focused on lifetime employment to one that emphasizes profitability. Although we will need to see more evidence before we are convinced that these changes will be permanent, we believe that the transition has already created numerous opportunities to invest in individual companies that are poised to turn around. If Japanese firms are able to unlock value on a scale similar to that of their counterparts in the U.S. and Europe in the past ten years, the impact on profits could be substantial.

Q: Have you increased the Fund's weighting in Japan in response to these changes?

A: Yes. We only had 9% of assets in Japan as of September 30, but by the end of the first quarter of 1999 we had increased the Fund's weighting to 21%. As of March 31, one-third of this position was invested in industrial restructuring candidates that have demonstrated a growing emphasis on profitability, and an additional one-third was held in financial stocks. The final one-third was in domestic growth and global technology stocks.

Q: How did the Fund perform in this environment?

A: For the twelve-month period ended March 31, 1999, the Barrett International Shares of Scudder International Fund returned 6.60% versus 5.17% for the Fund's unmanaged benchmark, the MSCI EAFE + Canada Index. We attribute the Fund's outperformance to superior individual stock selection, particularly in Europe. Our position in the telecommunications sector, where we began adding aggressively in the first and second quarters of last year, made a significant contribution to Fund returns. In addition, our defensive portfolio positioning in the second half of 1998 helped to provide a cushion during the correction of August and September.

Q:  Please review your investment process.

A: We combine three analytical disciplines to select the optimal combination of stocks for the portfolio. First, we utilize pure bottom-up stock selection -- what we like to call "tire kicking" -- to evaluate companies based on their financial statements, valuations, and market positions. Second, we use top-down country analysis to alert us when changes in the macroeconomic environment may have important implications for our individual holdings. Finally, we use a thematic approach to uncover industries that may benefit from secular changes in the business environment. The combination of these disciplines tells us what to buy, and when to do so. For instance, we used fundamental analysis to select the stocks that we felt to be the best buy candidates in the Japanese market, but did not begin to increase our positions until our top-down discipline revealed that Japan was beginning to look increasingly attractive relative to Europe.

Q: What are some individual holdings that illustrate your investment style?

A: In response to the changes taking place in Japan, we purchased shares in a number of Japanese banks, including Bank of Tokyo Mitsubishi ("BOTM") and Sanwa Bank. We believe that these companies are likely to emerge from the restructuring of the financial sector with significant competitive advantages. BOTM, which is the largest bank in the world by asset size, already possesses a strong balance sheet, and is therefore opting out of the government's capital injection plan. In an effort to improve profitability, management at BOTM has embarked on a strategy that includes selling its downtown Tokyo headquarters and reducing the size of its balance sheet. Sanwa, meanwhile, has the highest branch penetration and efficiency ratios of any Japanese bank. In a deregulated financial services environment, we expect both of these companies to be strong competitors.

In Europe, we benefited from our holding in Reuters, the British financial services provider that we bought last year when it was very much out of favor with investors. Believing that the company was attractively valued given its strong franchise and favorable earnings prospects, we established a large position that has performed well. We also bought shares of Telecom Italia, which was undervalued because of regulatory concerns and a long history of poor management. We feel that the stock has significant growth potential because of its favorable product mix and cost-cutting initiatives. Due in part to the takeover speculation, the stock has risen strongly in the past year.

Q: What is your outlook for the foreign markets?

A: The remainder of the year is sure to present a host of challenges and opportunities for investors. Although economic activity is slowing in Europe, individual companies are restructuring and becoming more competitive. While Japan continues to suffer from past excesses, it is evident that steps are being taken to set things right. On a global basis, advances in technology have contributed to deflation, but have helped many companies work smarter and faster. As winners and losers emerge from this environment, astute investors will recognize the impact of these changes, and benefit from them. Going forward, we will continue to build and maintain a portfolio that strives to capture these investment opportunities in a balanced and prudent fashion.

A Team Approach to Investing

Irene Cheng, Lead Portfolio Manager, joined the Adviser in 1993. Ms. Cheng has over 16 years of industry experience and focuses on portfolio management and equity strategy for the Adviser's international equity accounts.

Nicholas Bratt, Portfolio Manager, directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser and the team in 1976.

Carol L. Franklin, Portfolio Manager, joined the Fund's portfolio management team in 1986 and has over 21 years of experience in finance and investing. She joined the Adviser in 1981.

Scudder International Fund/Barrett International Shares

Investment Portfolio

March 31, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.8%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/1999 at 4.9%,
  to be repurchased at $24,737,366 on 4/1/1999, collateralized by a $23,460,000                                    -------------
  U.S. Treasury Bond, 8.25%, 5/15/2005 (Cost $24,734,000) ......................              24,734,000            24,734,000
                                                                                                                   -------------
Commercial Paper 3.2%
--------------------------------------------------------------------------------------------------------------------------------
United States

Ameritech Capital Funding Corp., 4.87%**, 5/6/1999 .............................              50,000,000            49,764,236

Quincy Capital Corp., 4.9%**, 4/12/1999 ........................................              50,000,000            49,925,139
--------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $99,689,375)                                                                           99,689,375
--------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds 0.1%
--------------------------------------------------------------------------------------------------------------------------------
Philippines

International Container Terminal Services, Inc., 1.75%, 3/13/2004 (Putable 3/13/2002)                              -------------
  (Cost $3,114,799) ............................................................               2,753,000             2,340,050
                                                                                                                   -------------

                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.9%
-----------------------------------------------------------------------------------------------------------------------------
Argentina 0.5%

YPF S.A. "D" (ADR) (Petroleum company) .........................................                 515,200            16,261,000
                                                                                                                   -------------
Australia 1.6%

Broken Hill Proprietary Co. Ltd. (Petroleum, mineral and steel exploration and production)     2,822,575            24,074,638

WMC Ltd. (Mineral exploration and production) ..................................               4,802,500            15,288,437

Woodside Petroleum Ltd. (Oil and gas producer) .................................               1,814,600            10,979,101
                                                                                                                   -------------
                                                                                                                    50,342,176
                                                                                                                   -------------
Canada 1.3%

Canadian National Railway (Railroad operator) ..................................                 723,000            40,294,433
                                                                                                                   -------------
China 0.4%

Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui province)     18,717,000             1,811,439

Jiangsu Expressway Co., Ltd. "H" (Developer and manager of toll highways in Jiangsu Province) 14,973,000             2,936,829

Shenzhen Expressway Co. "H" (Highway developer) ................................              15,964,000             3,110,606

Sichuan Expressway Co. "H" (Developer of toll roads, bridges and tunnels) ......              18,436,000             1,356,026

Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ...........              16,126,000             2,746,799
                                                                                                                   -------------
                                                                                                                    11,961,699
                                                                                                                   -------------
Denmark 0.3%

Unidanmark A/S "A" (Registered) (Financial services company) ...................                 117,700             8,043,592
                                                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                       9

                                                                                                                     Market
                                                                                                 Shares             Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Finland 2.6%

Fortum Corp.* (Provider of a full range of energy related services) ............                 942,033             4,591,643

Nokia AB "A" (Manufacturer of telecommunication systems and equipment) .........                 465,300            74,978,390
                                                                                                                   -------------
                                                                                                                    79,570,033
                                                                                                                   -------------
France 14.5%

AXA S.A. (Provider of insurance, finance and real estate services) .............                 169,835            22,539,848

Accor S.A. (Provider of catering, hotel and travel services) ...................                 158,968            39,515,089

Air Liquide (Producer of industrial gases) .....................................                  75,212            11,217,385

Alstom* (Designer and manufacturer of infrastructure systems and components) ...                 299,275             8,894,644

Banque Nationale de Paris (Bank) ...............................................                 316,690            27,586,386

Christian Dior (Fashion house) .................................................                 184,105            23,657,718

Club Mediterranee SA (Operator of vacation resorts) ............................                  60,992             5,405,205

Compagnie Generale des Etablissements Michelin "B" (Tire manufacturer) .........                 275,140            12,355,211

Elf Aquitaine SA (Petroleum company) ...........................................                 408,588            55,550,972

Etablissements Economiques du Casino Guichard-Perrachon S.A. (Operator of
 supermarkets and convenience stores) ..........................................                 427,332            23,969,457

LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits and luxury products)               58,959            14,623,732

Lagardere S.C.A. (Holding company with interests in publishing, defense,
  audiovisual production and services, telecommunications and media) ...........               1,113,120            36,198,418

Pernod Ricard (Manufacturer of spirits, whiskey, wines, and fruit juices) ......                 146,244             9,301,435

Rhone-Poulenc S.A. "A" (Producer of medical, agricultural and consumer chemicals)                569,677            25,796,936

STMicroelectronics NV* (Designer, developer, manufacturer and marketer
   of semiconductor integrated circuits) .......................................                 263,417            26,177,065

Societe BIC SA (Manufacturer of office supplies) ...............................                 615,087            32,406,833

Suez Lyonnaise des Eaux (Provider of water supply and treatment services) ......                 114,458            21,202,271

Thomson CSF (Manufacturer of aerospace systems and industrial electronics products)              504,390            15,426,888

Total S.A. "B" (Producer of oil and natural gas) ...............................                  48,709             6,006,483

Union des Assurances Federales (Insurance group) ...............................                 136,948            16,428,734

Vivendi (Industrial services) ..................................................                  81,783            20,143,400
                                                                                                                   -------------
                                                                                                                   454,404,110
                                                                                                                   -------------
Germany 12.1%

Allianz AG (Multi-line insurance company) ......................................                  72,883            22,212,670

BASF AG (International chemical producer) ......................................                 788,252            28,879,535

Deutsche Telekom AG (Telecommunication services) ...............................                 910,954            37,165,401

Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ...                 119,282             6,381,247

Hoechst AG (Chemical producer) .................................................               1,375,481            59,685,050

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                                                                                     Market
                                                                                                 Shares             Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Mannesmann AG (Manufacturer of diversified industrial products) ................                 463,014            59,197,625

Metro AG (Operator of building, clothing, department, electronic and food stores)                532,912            33,387,524

SAP AG (pfd.) (Manufacturer of computer software) ..............................                  65,964            21,244,605

Schering AG (Producer of pharmaceuticals and chemicals) ........................                 264,783            30,862,824

Siemens AG (Electrical engineering and electronics company) ....................                 402,572            26,931,443

VEBA AG (Electric utility, distributor of oil and chemicals) ...................                 569,000            29,947,919

VIAG AG (Provider of electrical power and natural gas services, aluminum
 products, chemicals, ceramics and glass) ......................................                  42,829            23,648,263
                                                                                                                   -------------
                                                                                                                   379,544,106
                                                                                                                   -------------
Hong Kong 2.8%

Cheung Kong Holdings Ltd. (Real estate company) ................................               3,225,000            24,553,197

Citic Pacific Ltd. (Diversified holding company) ...............................               8,983,000            18,894,496

Cosco Pacific Ltd. (Investment holding company) ................................               7,092,000             3,317,440

GZI Transport Ltd. (Developer and manager of toll highways in Guangdong Province)              4,524,000               712,211

Hong Kong & China Gas Co., Ltd. (Gas utility) ..................................                      18                    25

Kerry Properties, Ltd. (Real estate company) ...................................               7,066,155             5,653,289

New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ....               7,721,298            15,194,502

New World Infrastructure Ltd.* (Investment and operation of infrastructure projects)           6,600,000             8,601,845

Sun Hung Kai Properties Ltd. (Real estate developer and finance company) .......               1,410,000            10,507,452
                                                                                                                   -------------
                                                                                                                    87,434,457
                                                                                                                   -------------
Hungary 0.1%

The First Hungary Fund Ltd. "A"* (Investment company) ..........................                   3,619             3,257,100
                                                                                                                   -------------
Italy 8.3%

Arnoldo Mondadori Editore SpA (Book publisher) .................................                 763,000            11,420,884

Assicurazioni Generali (Insurance company) .....................................                 320,600            12,854,727

Banca Commerciale Italiana SpA (Commercial bank) ...............................               3,046,000            25,018,940

Banca Nazionale del Lavoro* (Bank) .............................................               2,896,900            10,143,877

Class Editori SpA* (Publishing house) ..........................................                 871,900             7,745,758

Finmeccanica SpA* (Designer and developer of aeronautical equipment) ...........              22,814,000            23,028,928

Gruppo Editoriale L'Espresso (Publisher) .......................................                 587,000             6,597,765

Istituto Bancario San Paolo di Torino (Commercial bank) ........................                 640,900            10,424,427

Istituto Nazionale delle Assicurazione (Insurance company) .....................               7,529,400            22,784,726

La Rinascente SpA (Department store and supermarket chain) .....................                 976,100             7,627,075

Mediaset SpA (Broadcasting and television networks) ............................               1,803,400            16,976,011

    The accompanying notes are an integral part of the financial statements.

                                       11

                                                                                                                     Market
                                                                                                 Shares             Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Seat Pagine Gialle SpA (Publisher of telecommunication directories and provider
  of advertising services) .....................................................               5,704,900             6,689,647

Seat Pagine Gialle SpA di Risparmio ............................................              26,957,001            21,559,005

Telecom Italia SpA (Telecommunication services) ................................               6,702,000            71,272,984

Telecom Italia SpA di Risparmio ................................................                 636,300             3,782,248
                                                                                                                   -------------
                                                                                                                   257,927,002
                                                                                                                   -------------
Japan 20.1%

Asahi Glass Co., Ltd. (Manufacturer of glass products) .........................               2,185,000            15,866,757

Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) ................               1,217,000            16,770,616

Canon Inc. (Producer of visual image and information equipment) ................                 460,000            11,380,562

Daiwa Securities Co., Ltd. (Provider of brokerage and other financial services)                7,274,000            39,001,858

Fuji Bank, Ltd. (Provider of commercial and institutional banking services) ....               2,576,000            15,247,623

Fujitsu Ltd. (Manufacturer of computers) .......................................               1,668,000            26,788,280

Hitachi Ltd. (Manufacturer of general electronics) .............................               2,098,000            15,536,148

Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)        1,575,000            30,720,679

Mitsubishi Estate Co., Ltd. (Real estate company) ..............................               1,846,000            18,782,656

Mitsui Fudosan Co., Ltd. (Real estate company) .................................               1,553,000            13,991,818

Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic components)           473,000            25,161,699

NEC Corp. (Manufacturer of telecommunication and computer equipment) ...........               2,512,000            30,225,450

Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ...........                 134,010            12,005,793

Nikko Securities Co., Ltd. (Leading securities broker and dealer) ..............               8,261,000            38,364,857

Nintendo Co., Ltd. (Manufacturer of game equipment) ............................                 151,300            13,056,540

Nippon Telegraph & Telephone Corp. (Telecommunication services) ................                   3,232            31,656,844

NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ............               3,247,000            15,079,372

NTT Mobile Communication Network, Inc. (Provider of various telecommunication
 services and equipment) .......................................................                     636            31,416,026

Sakura Bank, Ltd. (Bank) .......................................................               5,394,000            16,350,975

Sanwa Bank, Ltd. (Bank) ........................................................               1,409,000            15,288,060

Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins and chemicals)        635,000            16,675,251

Sony Corp. (Manufacturer of consumer electronic products) ......................                 293,300            27,041,908

Sumitomo Electric Industries, Ltd. (Manufacturer of electric wires and cables) .                 889,000            10,539,188

Sumitomo Trust & Banking Co., Ltd. (Trust bank) ................................               3,751,000            15,677,995

TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ....................                 292,000            23,645,022

Teijin Ltd. (Manufacturer of polyester products) ...............................               3,881,000            15,664,257

Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) .......                 480,000            24,845,056

Toshiba Corp. (Manufacturer of electric machinery) .............................               5,559,000            37,973,748

    The accompanying notes are an integral part of the financial statements.

                                       12

                                                                                                                     Market
                                                                                                 Shares             Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ............                 710,000            22,481,635
                                                                                                                   -------------
                                                                                                                   627,236,673
                                                                                                                   -------------
Korea 0.4%

Samsung Electronics Co., Ltd. (Manufacturer of consumer and industrial
   electronic equipment) ......................................................                  182,900            14,160,962
                                                                                                                   -------------

Netherlands 4.6%

AEGON Insurance Group NV (Insurance company) ...................................                 248,470            22,704,555

Akzo-Nobel NV (Producer and marketer of healthcare products, coatings,
   chemicals and fibers) .......................................................                 499,500            18,516,335

Elsevier NV (International publisher of scientific, professional, business,
   and consumer information books) .............................................               1,685,000            25,130,690

Equant NV* (Provider of international data network services) ...................                 350,810            26,691,319

Heineken Holding NV "A" (Producer and distributor of beers, spirits,
   wines and soft drinks) ......................................................                 803,355            30,604,976

Koninklijke Ahold NV (International food retailer) .............................                 441,240            16,928,896

United Pan-Europe Communications NV* (Provider of television
   and telecommunication services) .............................................                 100,163             3,929,519
                                                                                                                   -------------
                                                                                                                   144,506,290
                                                                                                                   -------------
Philippines 0.0%

International Container Terminal Services, Inc.* (Containerized cargo handling firm)          10,537,050               707,002
                                                                                                                   -------------
Spain 0.6%

Argentaria Caja Postal y Banco Hipotecario de Espana, SA (Bank) ................                 821,176            19,755,445
                                                                                                                   -------------
Switzerland 4.7%

Nestle SA (Registered) (Food manufacturer) .....................................                  17,186            31,300,182

Novartis AG (Registered) (Pharmaceutical company) ..............................                  20,883            33,959,892

Roche Holdings AG (PC) (Producer of drugs and medicines) .......................                   1,712            20,929,662

Swisscom AG* (Operator of telecommunication networks and network application services)            97,256            38,073,736

UBS AG (Registered) (Provider of banking and asset management services) ........                  66,561            20,963,030
                                                                                                                   -------------
                                                                                                                   145,226,502
                                                                                                                   -------------
Taiwan 2.6%

Asustek Computer Inc.* (Manufacturer of computer mainboards, audio, video and network cards)     632,000             5,338,965

China Development Industrial Bank Inc.* (Venture capital firm and investment bank)             4,514,000             7,626,610

Compal Electronics Inc.* (Manufacturer and marketer of notebook computers and color monitors)  3,912,022            10,268,394

Far Eastern Textile Ltd. (Manufacturer of natural and synthetic textile products)             17,817,000            17,524,037

Hon Hai Precision Industry* (Manufacturer of electronic connectors, cable assemblies and
  memory chips)                                                                                1,861,000             9,938,060

Siliconware Precision Industries Co.* (Manufacturer of integrated circuit plates)              7,444,000            15,159,753

Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits
  and other semiconductor devices) .............................................               4,781,000            15,001,478
                                                                                                                   -------------
                                                                                                                    80,857,297
                                                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                       13

                                                                                                                     Market
                                                                                                 Shares             Value ($)
--------------------------------------------------------------------------------------------------------------------------------
United Kingdom 18.4%

BOC Group plc (Producer of industrial gases) (b) ...............................               2,626,692            36,555,636

BP Amoco plc (Producer of oil and petrochemicals) (b) ..........................               2,007,452            33,933,587

Carlton Communications plc (Television post production products and services) ..               2,354,778            23,228,924

Enterprise Oil plc (Explorer and producer of oil and gas) ......................               1,550,619             8,918,625

General Electric Co., plc (Manufacturer of power, communications and defense
    equipment) (b) .............................................................               3,706,346            33,300,369

Glaxo Wellcome plc (Pharmaceutical company) ....................................                 888,148            29,782,404

Imperial Chemical Industries plc (International chemical producer) .............               1,640,102            14,696,088

LASMO plc (Explorer and producer of oil) (b) ...................................               5,150,872            10,478,261

Marks & Spencer, plc (Retailer of consumer goods and foods) (b) ................               2,226,587            14,657,534

Monument Oil and Gas plc (Explorer and producer of oil and gas) ................               7,559,921             5,187,333

Orange plc* (Operator of digital mobile telephone networks) ....................               2,842,834            39,747,270

Pearson plc (Diversified media and entertainment holding company) ..............               1,907,289            43,664,717

Reed International plc (Publisher of scientific, professional and business
    to business materials) .....................................................               2,706,485            24,076,599

Reuters Group plc (International news and information organization) (b) ........               4,387,671            64,321,745

Rio Tinto plc (Mining company) .................................................               3,301,080            45,568,012

Royal & Sun Alliance Insurance Group plc (Multi-line insurance holding company)                1,617,424            15,276,282

Select Appointments Holdings plc* (Provider of recruitment services) ...........               1,098,634            14,757,550

Shell Transport & Trading plc (Petroleum company) ..............................               6,001,208            40,378,688

SmithKline Beecham plc (Manufacturer of ethical drugs and healthcare products) .               3,386,115            48,901,250

Vodafone Group plc (Provider of telecommunication services) ....................               1,572,478            29,195,797
                                                                                                                   -------------
                                                                                                                   576,626,671
--------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,413,194,091)                                                                        2,998,116,550
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,540,732,265) (a)                                                   3,124,879,975
--------------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $2,549,155,776. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $575,724,199. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $676,829,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $101,105,055.

(b) At March 31, 1999, these securities, in part or in whole, have been segregated to cover forward currency contracts.

    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/Barrett International Shares

Statement of Assets and Liabilities

March 31, 1999


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $2,540,732,265) ..........        $3,124,879,975
                  Cash                                                                               1,369
                  Foreign currency holdings, at market (identified cost $1,321,101)              1,320,639
                  Receivable for investments sold ..................................            28,403,052
                  Receivable for Fund shares sold ..................................             3,680,193
                  Dividends and interest receivable ................................             9,041,381
                  Foreign taxes recoverable ........................................             4,067,692
                  Other assets .....................................................                37,167
                                                                                             ----------------
                  Total assets .....................................................         3,171,431,468
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................            36,503,817
                  Payable for Fund shares redeemed .................................            18,235,157
                  Unrealized depreciation on forward currency exchange contracts ...               395,932
                  Accrued management fee ...........................................             2,051,746
                  Other payables and accrued expenses ..............................             1,471,257
                                                                                             ----------------
                  Total liabilities ................................................            58,657,909
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $3,112,773,559
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................             2,638,610
                  Unrealized appreciation (depreciation) on:
                     Investments ...................................................           584,147,710
                     Foreign currency related transactions .........................              (426,437)
                  Accumulated net realized gain (loss) .............................           206,243,900
                  Paid-in capital ..................................................         2,320,169,776
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $3,112,773,559
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  International Shares
                  Net asset value, offering and redemption price per share
                  ($3,089,668,777 / 61,709,689 shares of capital stock                       ----------------
                  outstanding, $.01 par value, 100,000,000 shares authorized) ......               $50.07
                                                                                             ----------------
                  Barrett International Shares
                  Net asset value, offering and redemption price per share
                 ($23,104,782 / 460,840 shares of capital stock outstanding,                 ----------------
                 $.01 par value, 100,000,000 shares authorized) ....................               $50.14
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                                       15

Scudder International Fund/Barrett International Shares

Statement of Operations

For the year ended March 31, 1999

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $6,411,078) ..........         $  52,285,237
                  Interest .........................................................             9,490,808
                                                                                             ----------------
                                                                                                61,776,045
                                                                                              ----------------
                  Expenses:
                  Management fee ...................................................            23,819,941
                  Services to shareholders .........................................             7,389,758
                  Custodian and accounting fees ....................................             2,319,746
                  Directors' fees and expenses .....................................                63,387
                  Reports to shareholders ..........................................               430,297
                  Auditing .........................................................               159,558
                  Legal ............................................................                69,182
                  Registration fees ................................................                98,771
                  Other ............................................................               228,884
                                                                                             ----------------
                                                                                                 34,579,524
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                          27,196,521
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ......................................................           505,050,696
                  Foreign currency related transactions (including CPMF tax of $45,856)         (9,203,032)
                                                                                             ----------------
                                                                                               495,847,664
                                                                                             ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ......................................................          (310,921,292)
                  Foreign currency related transactions ............................              (242,949)
                                                                                             ----------------
                                                                                              (311,164,241)
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                   184,683,423
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $ 211,879,944
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/Barrett International Shares

Statements of Changes in Net Assets


                                                                                 Years Ended March 31,
Increase (Decrease) in Net Assets                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ..................................  $ 27,196,521      $ 23,071,776
                  Net realized gain (loss) from investment transactions ..   495,847,664       283,592,889
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ...........  (311,164,241)      229,773,170
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                  operations .............................................   211,879,944       536,437,835
                                                                           ----------------  ----------------
                  Distributions to shareholders from:
                  Net investment income -- International Shares ..........            --       (12,911,722)
                                                                           ----------------  ----------------
                  Net realized gains -- International Shares .............  (303,892,941)     (274,137,681)
                                                                           ----------------  ----------------
                  Net realized gains -- Barrett International Shares .....    (2,373,251)               --
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold .............................. 2,263,481,804     1,071,204,110
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions .......................    290,405,369       269,844,500
                  Cost of shares redeemed ................................ (2,231,646,711)   (1,288,548,383)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                  transactions ...........................................   322,240,462        52,500,227
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ......................   227,854,214       301,888,659
                  Net assets at beginning of period ...................... 2,884,919,345     2,583,030,686
                  Net assets at end of period (including undistributed
                     net investment income of $2,638,610 and               ----------------  ----------------
                     $6,551,066, respectively) ...........................$3,112,773,559    $2,884,919,345
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/International Shares

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Shares (b)

                                                                                    Years Ended March 31,
                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                   ----------------------------------------------------------
Net asset value, beginning of period ...........................   $ 52.06     $ 48.07    $ 45.71     $ 39.72     $ 42.96
                                                                   ----------------------------------------------------------
Income from investment operations:
Net investment income ..........................................       .47(c)      .43        .30         .38         .21
Net realized and unrealized gain (loss) on investment transactions    3.10        9.16       4.53        7.19      (1.03)
                                                                   ----------------------------------------------------------
Total from investment operations ...............................      3.57        9.59       4.83        7.57       (.82)
                                                                   ----------------------------------------------------------
Less distributions:
From net investment income .....................................        --       (.25)     (1.28)       (.40)          --
From net realized gains on investment transactions .............     (5.56)     (5.35)     (1.19)      (1.18)      (2.42)
                                                                   ----------------------------------------------------------
Total distributions ............................................     (5.56)     (5.60)     (2.47)      (1.58)      (2.42)
                                                                   ----------------------------------------------------------

                                                                   ----------------------------------------------------------
Net asset value, end of period .................................   $ 50.07     $ 52.06    $ 48.07     $ 45.71     $ 39.72
                                                                   ----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................................      7.18       21.57      10.74       19.25      (2.02)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................     3,090       2,885      2,583       2,515       2,192
Ratio of operating expenses to average net assets (%) ..........      1.17        1.18       1.15        1.14        1.19
Ratio of net investment income to average net assets (%) .......       .92         .83        .64         .86         .48
Portfolio turnover rate (%) ....................................     79.9        55.7       35.8        45.2        46.3

(a)      Based on monthly average shares outstanding during the period.
(b) On April 3, 1998, existing shares of the Fund were designated as International Shares.
(c) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

Scudder International Fund/International Shares

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Barrett International Shares

                                                                                                             For the Period
                                                                                                              April 3, 1998
                                                                                                            (commencement of
                                                                                                             sale of Barrett
                                                                                                              International
                                                                                                            Shares) to March
                                                                                                                31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           ------------------
Net asset value, beginning of period ..............................................................             $52.40
                                                                                                           ------------------
Income from investment operations:
Net investment income .............................................................................                .52(b)
Net realized and unrealized gain (loss) on investment transactions ................................               2.78
                                                                                                           ------------------
Total from investment operations ..................................................................               3.30
                                                                                                           ------------------
Less distributions from net realized gains on investment transactions .............................              (5.56)
                                                                                                           ------------------
Net asset value, end of period ....................................................................             $50.14
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..............................................................................               6.60**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................................                 23
Ratio of operating expenses to average daily net assets (%) .......................................               1.08*
Ratio of net investment income to average daily net assets (%) ....................................               1.02*
Portfolio turnover rate (%) .......................................................................              79.9

(a)  Based on monthly average shares outstanding during the period.
(b) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
*    Annualized
**   Not annualized

Scudder International Fund/ Barrett International Shares
Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

Effective April 3, 1998, under an "Agreement and Plan of Reorganization" (the "Reorganization") the Fund offered an additional class of shares. As part of this transaction, the Fund now comprises two share classes: International Shares and Barrett International Shares. Existing shares of the International Fund were redesignated as International Shares and existing shares of Institutional International Equity Portfolio were redesignated as Barrett International Shares. Under the Reorganization, the Fund acquired substantially all of the assets and liabilities of Institutional International Equity Portfolio in the tax-free reorganization to Scudder International Fund in exchange for 401,812 shares of common stock of the Barrett International Share Class (valued at $21,054,972 unaudited). The net assets of Institutional International Equity Portfolio transferred included unrealized appreciation of $4,790,940 (unaudited).

Investment income and realized and unrealized capital gains and losses, and certain fund-level expenses, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective shareholder services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                             B. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                                   Year ended                           Year ended
                                                                 March 31, 1999                       March 31, 1998
                                                       -----------------------------------  ------------------------------------
                                                           Shares            Dollars             Shares            Dollars
International Shares

Shares outstanding at beginning of period .......          55,412,474    $1,982,910,413         53,734,143    $1,921,042,575
                                                       ---------------   ----------------   ---------------   ----------------
Shares sold .....................................          44,060,365     2,235,959,213         21,147,508     1,071,204,110

Shares issued to shareholders in reinvestment ...           5,925,727       288,615,427          5,897,787       269,844,500
  of distributions
Shares redeemed .................................        (43,688,877)    (2,231,145,939)      (25,366,964)    (1,288,548,383)
                                                       ---------------   ----------------   ---------------   ----------------
Net increase (decrease) .........................           6,297,215       293,428,701          1,678,331        52,500,227
                                                       ---------------   ----------------   ---------------   ----------------
Shares outstanding at end of period .............          61,709,689    $2,276,339,114         55,412,474    $1,973,542,802
                                                       ---------------   ----------------   ---------------   ----------------

Barrett International Shares*

Shares outstanding at beginning of period .......                  --    $           --
                                                       ---------------   ----------------
Shares issued in tax-free reorganization .........            401,812        21,054,972
Shares sold ......................................             32,214         1,676,680
Shares issued to shareholders in reinvestment
  of distributions                                             36,722         1,789,941
Shares redeemed ..................................            (9,908)         (500,772)
                                                       ---------------   ----------------
Net increase (decrease) ..........................            460,840        24,020,821
                                                       ---------------   ----------------
Shares outstanding at end of period ..............            460,840    $   24,020,821
                                                       ---------------   ----------------

*For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

                      C. Purchases and Sales of Securities

During the year ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $2,234,157,696 and $2,228,313,830, respectively.

                               D. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 1999, the fees pursuant to this agreement amounted to $23,819,941, of which $2,051,746 is unpaid at March 31, 1999. This was equivalent to an annual effective rate of .81% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries plc ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the classes of the Fund. For the year ended March 31, 1999, the amount charged by SSC to the International and Barrett International classes for services to shareholders is $3,098,197 and $4,857, respectively, of which $254,188 is unpaid at March 31, 1999.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended March 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $817,498.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the year ended March 31, 1999, the amount charged to the International Shares of the Fund by STC aggregated $2,067,603, of which $368,765 is unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $893,682, of which $150,939 is unpaid at March 31, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Directors' fees and expenses aggregated $63,387.

                                 E. Commitments

As of March 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulted in net unrealized depreciation of $395,932.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement       (Depreciation)
              Contracts to Deliver               In Exchange For                  Date              (U.S.$)
     ----------------------------------   ---------------------------------   --------------   --------------------

     Japanese Yen      9,845,626,279      U.S. Dollars          84,511,814       9/7/99              (395,932)
                                                                                               ---------------
                                                                                                     (395,932)
                                                                                               ===============

                                F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 20, 1999

Tax Information (Unaudited)

The Fund paid distributions of $5.56 per share from net long-term capital gains during its year ended March 31, 1999. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $506,000,000 as capital gain dividends for its fiscal year ended March 31, 1999.

The Fund paid foreign taxes of $6,500,000 and earned $19,000,000 of foreign source income during the year ended March 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.105 per share as foreign taxes paid and $0.306 per share as income earned from foreign sources for the year ended March 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

  BARRETT INTERNATIONAL SHARES
345 Park Avenue, New York, New York 10154
                 (800) 854-8525


    Investment Manager
    Scudder Kemper Investments, Inc.
    345 Park Avenue
    New York, New York 10154

    Distributor
    Scudder Investor Services, Inc.
    Two International Place
    Boston, Massachusetts 02110

                                                    BARRETT INTERNATIONAL
                                                           SHARES
    Custodian                                -----------------------------------
    Brown Brothers Harriman & Company
    40 Water Street
    Boston, MA 02109

    Fund Accounting Agent
    Scudder Fund Accounting Corporation
    Two International Place
    Boston, Massachusetts 02110

    Transfer Agent and
    Dividend Disbursing Agent
    Scudder Service Corporation
    P.O. Box 9242
    Boston, Massachusetts 02205

    Legal Counsel
    Dechert, Price & Rhoads
    10 Post Office Square South
    Boston, Massachusetts 02109

    Independent Accountants
    PricewaterhouseCoopers LLP
    160 Federal Street
    Boston, Massachusetts 02110                            ANNUAL REPORT
                                                          MARCH 31, 1999

                      -----------------            BARRETT INTERNATIONAL SHARES
                                                        ARE A CLASS OF THE
    This report is for the information of           SCUDDER INTERNATIONAL FUND
    the shareholders. Its use in connection
    with any offering of the Fund's shares
    is authorized only in case of a
    concurrent or prior delivery of the
    Fund's current prospectus.